Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2010 of Fibrocell Science, Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David Pernock, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
•	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m or 78o(d)); and
•	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 13, 2010	By:	/s/ David Pernock David Pernock
Chief Executive Officer
A signed original of this written statement required by Section 906 has been provided to Fibrocell Science, Inc. and will be retained by Fibrocell Science, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.